SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2002

                                      CWA

                                  (Depositor)

         (Issuer in respect of Asset-Backed Securities, Series 2001-4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securities
                                 Series 2001-4

On February 25, 2002, The Bank of New York, as Trustee for CWA, Asset-Backed Securities Series 2001-4, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2001, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securities Series 2001-4 relating to the distribution date of February 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2002



                             Payment Date: 02/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                     Asset-Backed Securities, Series 2001-4
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         360,359,685.60    2.100000%     3,859,804.26    651,650.43    4,511,454.69       0.00       0.00
                        AIO       387,659,685.60    5.024308%             0.00  1,622,051.74    1,622,051.74       0.00       0.00
Residual                AR                  0.00    2.100000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1          8,775,000.00    2.610000%             0.00     19,721.81       19,721.81       0.00       0.00
                        M2          5,850,000.00    3.060000%             0.00     15,414.75       15,414.75       0.00       0.00
                        B1          4,875,000.00    3.610000%             0.00     15,154.48       15,154.48       0.00       0.00
                        B2          7,800,000.00    4.160000%             0.00     27,941.33       27,941.33       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        387,659,685.60     -            3,859,804.26  2,351,934.54    6,211,738.80     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         356,499,881.34              0.00
                                AIO       383,799,881.34          1,049.62
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1          8,775,000.00              0.00
                                M2          5,850,000.00              0.00
                                B1          4,875,000.00              0.00
                                B2          7,800,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        383,799,881.34          1,049.62
--------------------------------------------------------------------------------

                             Payment Date: 02/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                     Asset-Backed Securities, Series 2001-4
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     360,359,685.60     2.100000% 126671NK8    10.641865      1.796665    982.905656
                           AIO   387,659,685.60     5.024308% 126671NL6     0.000000      4.159106    984.102008
Residual                   AR              0.00     2.100000% 126671NR3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1      8,775,000.00     2.610000% 126671NM4     0.000000      2.247500  1,000.000000
                           M2      5,850,000.00     3.060000% 126671NN2     0.000000      2.635000  1,000.000000
                           B1      4,875,000.00     3.610000% 126671NP7     0.000000      3.108611  1,000.000000
                           B2      7,800,000.00     4.160000% 126671NQ5     0.000000      3.582222  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     387,659,685.60       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                     Asset-Backed Securities, Series 2001-4
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       383,799,881.34   383,799,881.34
Loan count                   2148             2148
Avg loan rate           8.676836%             8.68
Prepay amount        3,581,999.49     3,581,999.49

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       160,468.87       160,468.87
Sub servicer fees        7,435.73         7,435.73
Trustee fees             2,907.45         2,907.45


Agg advances                  N/A              N/A
Adv this period        155,230.38       155,230.38

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                7,800,002.00     7,800,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.957741%           100.000000%            360,359,685.60
   -----------------------------------------------------------------------------
   Junior            7.042259%             0.000000%             27,300,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          95                12,155,642.58
60 to 89 days                          28                 3,510,426.58
90 or more                              5                   791,230.29
Foreclosure                             5                   883,994.36

Totals:                               133                17,341,293.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,211,738.80          6,211,738.80
Principal remittance amount            3,859,804.26          3,859,804.26
Interest remittance amount             2,351,934.54          2,351,934.54